UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2012

Commission File Number:  00025940

Glowpoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	770312442
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
430 Mountain Avenue, Suite 301, Murray Hill, New Jersey 07974 (Address of principal executive offices)
973-855-3411 (Registrant’s telephone number) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 1, 2012, Glowpoint, Inc. (the “Company”), and GPAV Merger Sub Inc., its wholly owned subsidiary, completed the acquisition of Affinity VideoNet, Inc. (“Affinity”), as more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2012 (the “Original 8-K”). This Amendment No. 1 to the Original 8-K is being filed solely to include the financial statements and financial information required under Item 9.01, which were excluded from the original filing in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements for Affinity as of December 31, 2011 and 2010 and for the years then ended, and the notes related thereto, are attached hereto as Exhibit 99.2 and are incorporated herein by reference. The unaudited financial statements of Affinity as of September 30, 2012 and 2011 and for each of the three and nine month periods then ended, and the notes related thereto, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheets as of September 30, 2012 of the Company and Affinity, and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011 and the three and nine months ended September 30, 2012 of the Company and Affinity, and the notes related thereto, are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(d) The following exhibits are included with this report:

Exhibit
Number	Description

23.1±	Consent of Anton Collins Mitchell LLP, Independent Auditors
99.1*	Press Release, dated October 1, 2012
99.2±	Audited financial statements of Affinity VideoNet, Inc. as of December 31, 2011 and 2010 and for each of the years then ended, and the notes related thereto.
Unaudited financial statements of Affinity VideoNet, Inc. as of September 30, 2012 and 2011 and for each of the three and nine month periods then ended, and the notes related thereto.
99.3±
Unaudited pro forma condensed consolidated balance sheets as of September 30, 2012 of Glowpoint, Inc. and Affinity VideoNet, Inc. and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011 and the three and nine months ended September 30, 2012 of Glowpoint, Inc. and Affinity VideoNet, Inc., and the notes related thereto.

* Previously filed.
± Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2012	GLOWPOINT, INC. /s/ Tolga Sakman
Tolga Sakman Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1±	Consent of Anton Collins Mitchell LLP, Independent Auditors
99.1*	Press Release, dated October 1, 2012
99.2±	Audited financial statements of Affinity VideoNet, Inc. as of December 31, 2011 and 2010 and for each of the years then ended, and the notes related thereto.
Unaudited financial statements of Affinity VideoNet, Inc. as of September 30, 2012 and 2011 and for each of the nine month periods then ended, and the notes related thereto.
99.3±
Unaudited pro forma condensed consolidated balance sheets as of September 30, 2012 of Glowpoint, Inc. and Affinity VideoNet, Inc. and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011 and the nine months ended September 30, 2012 of Glowpoint, Inc. and Affinity VideoNet, Inc., and the notes related thereto.

* Previously filed.
± Filed herewith.